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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 10, 1995, included in The Forschner Group, Inc.'s Form 10-K for the year ended December 31, 1994, and to all references to our firm in this registration statement.




                                                             ARTHUR ANDERSEN LLP


Stamford, Connecticut
 February 13, 1996